Exhibit 99.1

Andatee is Notified of Non-Compliance with Nasdaq $1.00 Minimum Bid Rule

June 16, 2015, DALIAN, Liaoning Province, China - Andatee China Marine Fuel Services Corporation (NASDAQ: AMCF) (the “Company”), announced that on June 10, 2015, the Company received a notification from the Nasdaq Stock Market (“Nasdaq”) notifying the Company was not in compliance with the minimum $1.00 per share continued listing requirement set forth in Nasdaq Listing Rule 5550(a)(2) because for the period from April 28, 2015 to June 9, 2015, the bid price for the Company’s common stock has closed below the minimum $1.00 per share. Consistent with the Nasdaq rules, the Company has been granted a 180 calendar day (or until December 7, 2015) grace period to regain compliance with the foregoing continued listing deficiency. If at any time during the grace period, the Company’s common stock closes at least $1.00 per share for a minimum of 10 consecutive business days, the Company will regain its compliance with the minimum bid price deficiency. If and to the extent that the Company does not regain compliance with the foregoing continued listing deficiency, its securities will be subject to delisting. Until the Company is in compliance with the closing bid price rule, an indicator will be displayed with the quotation information related to the Company’s securities on NASDAQ.com and NASDAQTrader.com.

About Andatee

Andatee China Marine Fuel Services Corporation is based in Dalian, PRC.

Safe Harbor Relating to the Forward Looking Statements

Statements contained in this press release not relating to historical facts are forward-looking statements that are intended to fall within the safe harbor rule under the Private Securities Litigation Reform Act of 1995. All forward-looking statements included herein are based upon information available to the Company as of the date hereof and, except as is expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason. To the extent that any statements made here are not historical, these statements are essentially forward-looking. The Company uses words and phrases such as "guidance," "forecasted," "projects," "is expected," "remain confident," "will" and/or similar expressions to identify forward-looking statements in this press release. Undue reliance should not be placed on forward-looking information. The Company may also make written or oral forward-looking statements in its periodic reports filed with the U.S. Securities and Exchange Commission and other written materials and in oral statements made by its officers, directors or employees to third parties. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by these forward-looking statements. Such risk factors include, without limitation, the Company’s ability to submit a plan of compliance that will be approved by the Nasdaq staff, the Company’s ability to complete the 2014 audit and filing of the 2014 Annual Report on Form 10-K or any of the subsequent filings within the projected timeframe, its ability to maintain listing of its securities on Nasdaq, the Company’s ability to properly execute our business model, oil price stability, to address price and demand volatility, to counter weather and seasonal fluctuations, to attract and retain management and operational personnel, potential volatility in future earnings, fluctuations in the Company's operating results, our ability to expand geographically into new markets and successfully integrate future acquisitions, our ability to integrate and capitalize on the recent acquisitions, PRC governmental decisions and regulation, and existing and future competition that the Company is facing. Additional risks that could affect our future operating results are more fully described in our U.S. Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC and other subsequent filings. These filings are available at http://www.sec.gov. The Company may, from time to time, make additional written and oral forward-looking statements, including statements contained in our filings with the SEC and our reports to shareholders. We do not undertake to update any forward-looking statements that may be made from time to time by or on our behalf.